                                                                  EXHIBIT 10.18

                                   HEARx LTD.
- -------------------------------------------------------------------------------
                      Your Prescription for Better Hearing


                                January 18, 1995


Ms. Traci M. Schmidt
Manager, Provider Development
CareFlorida HealthCare Plans
7950 N.W. 53rd Street, Third Floor
Miami, Florida 33166

Dear Traci,

I am please that you, Barry and I were finally able to work out all the details of how HEARx will provide services to the CareFlorida members. As per your request, I have modified our January 4, 1995, agreement to reflect the following changes:

    A.   A requirement to provide CareFlorida with quarterly statistics.

    B. A quarterly adjustment of the per capita rate as it reflects binaural purchases.

    C.   The annual adjustment based on utilization.

I hope, with these changes, that I have completed my tasks as a "contract writer" and can go back to work dispensing hearing aids.

I have asked Donna Taylor, our Vice President of Operations, to contact you to settle all of the details of how care will be provided to your members. I have also asked Paige Brough, our Manager of Corporate Communications, to send you a copy of the scheduled Monday Miami Herald ad for your immediate approval.

Let's get started.

                                          Best regards,

                                          /s/ Paul A. Brown
                                          Paul A. Brown, M.D.
                                          Chairman

PAB/dmd
Enclosures

    P.S. For your information, the centers listed with stars are those performing diagnostic testing.

                                      P.A.B.




          471 Spencer Drive, West Palm Beach, FL 33409  (407) 478-8770

Changes to January 18 Agreement --



HMO Medicare Members              $ .16 PMPM Audiology Services
                                  $1.83 PMPM Monaural Hearing Aid Services
                                  $ .42 PMPM Binaural Hearing Aid Services



2. Based on documented utilization of binaural purchases by CareFlorida members, the $.42 per member per month fee will be adjusted in the event that utilization indicates that binaural purchases are less than 50% of monaural purchases.

3. Within forty-five days of the close of a quarter, HEARx will provide CareFlorida with statistics indicating the number of CareFlorida members attended to in the HEARx centers. This data will include no less than the following information:

    A. Number of patients receiving audiologic testing (Commercial and Medicare).

    B.   Number of patients making a monaural purchase.

    C.   Number of patients making a binaural purchase.

    From time to time, when mutually agreed, the information provided to CareFlorida will be modified.

7. Unless otherwise terminated, this contract shall be for a term of one year and automatically renew from year to year thereafter. The rate charged for each subsequent year shall be based on a detailed summary of prior year's experience in order to set a true and accurate cost of service for CareFlorida members.

                                   HEARx LTD.
- -------------------------------------------------------------------------------
                      Your Prescription for Better Hearing


                                January 18, 1995


Ms. Traci M. Schmidt
Manager, Provider Development
CareFlorida HealthCare Plans
7950 N.W. 53rd Street, Third Floor
Miami, Florida 33166

Dear Traci,

The following is a summary of the agreement under which HEARx will provide hearing care to CareFlorida Members.

Effective January 1995, CareFlorida agrees to pay prior to the tenth of each month a Capitation Payment (PMPM) to HEARx Ltd. for each MEMBER eligible for services under this agreement for HMO Commercial Members and HMO Medicare Members. The rates are as follows:

Plan Description           Capitation                 Benefit(s)
- -------------------------  -------------------------  -------------------------

HMO Medicare Members       $ .16 PMPM                 Audiology Services
                           $1.83 PMPM                 Monaural Hearing Aid
                                                      Services
                           $ .42 PMPM                 Binaural Hearing Aid
                                                      Services

HMO Commercial Members     $ .08 PMPM                 Audiology Services


Audiologic Services include:
- ----------------------------

Hearing Screening (pure-tone only)             92551  Covered in Full
Basic Comprehensive Audiometry                 92557  Covered in Full
Pure-tone Audiometry (pure-tone only)          92552  Covered in Full
Conditioning Audiometry                        92582  Covered in Full
Tympanometry                                   92567  Covered in Full
Acoustic Reflex                                92568  Covered in Full
Acoustic Reflex Decay                          92569  Covered in Full


Hearing Aid Services include:
- -----------------------------

Hearing Aid Selection                          92590  Covered in Full
Hearing Aid Electroacoustic Evaluation         92594  Covered in Full
Earmold Impression(s)                                 Covered in Full
Earmold (new and warranty replacement aids only)      Covered in Full
Primary "Pre-selected"* Hearing Aid
  (monaural fitting)                                  Covered in Full*

          471 Spencer Drive, West Palm Beach, FL 33409  (407) 478-8770

Ms. Traci M. Schmidt
Page 2
January 18, 1995

Second "Pre-selected"* Hearing Aid
  (binaural fitting)                                  Discount of $400*

Alternate Choice - any "non-Pre-selected"
  Hearing Aid                                  Retail less $700
Post-fitting orientation/adjustment visits     Covered in Full
Hearing Aid Warranty Period                    Covered/1 year

- ---------------

* see attached list of "Pre-selected Models"... Attachment A


Commercial Members (all hearing aid services)  15% Discount


Fee-for-Service Tests (at 80% of Medicare rates)
- ------------------------------------------------

Additional specialized diagnostic tests which may be required and will require prior approval/authorization.

                                                      Medicare     80% Medicare
                                                      -----------  ------------

Electronystagmography (ENG)                   92543     $142.38      $113.90
Auditory Brainstem Response (ABR)             92585     $130.06      $104.05
Electrocochleography (ECoG)                   92584     $ 70.61      $ 56.49

These specialized tests are not available at every HEARx location and will be added as necessary to reasonably accommodate CareFlorida members.


Additional Terms and Conditions:
- --------------------------------

1. It is understood that CareFlorida shall only be responsible for the capitation payments and any authorized fee-for-service tests. Charges associated with either a second pre-selected hearing aid or any alternate hearing aids shall be the financial responsibility solely of the CareFlorida member.

2. Based on documented utilization of binaural purchases by CareFlorida members, the $.42 per member per month fee will be adjusted in the event that utilization indicates that binaural purchases are less than 50% of monaural purchases.

3. Within forty-five days of the close of a quarter, HEARx will provide CareFlorida with statistics indicating the number of CareFlorida members attended to in the HEARx centers. This data will include no less than the following information:

    A. Number of patients receiving audiologic testing (Commercial and Medicare).

Ms. Traci M. Schmidt
Page 3
January 18, 1995

    B.   Number of patients making a monaural purchase.
    C.   Number of patients making a binaural purchase.

    From time to time, when mutually agreed, the information provided to CareFlorida will be modified.

5. HEARx's name will be included in the description of the hearing care program provided to CareFlorida members.

6. CareFlorida agrees to notify its members of the new expanded program for hearing care with HEARx.

7. Unless otherwise terminated, this contract shall be for a term of one year and automatically renew from year to year thereafter. The rate charged for each subsequent year shall be based on a detailed summary of prior year's experience in order to set a true and accurate cost of service for CareFlorida members.

8.  Payments
    --------

    HEARx's Tax I.D. Number is 22-2748248.  Payments should be sent as follows:

    By Mail                               By Wire
    ------------------------------------  -------------------------------------

    HEARx Ltd.                            ABA#        267090617
    471 Spencer Drive                     Account#    0055742135
    West Palm Beach, FL 33409             Republic Security Bank
                                          603 Village Boulevard
                                          West Palm Beach, FL 33409
                                          HEARx Operating Account

Ms. Traci M. Schmidt
Page 4
January 18, 1995

If this is your understanding of our agreement, please sign and return a copy of this agreement so that formal contracts can be prepared outlining all of the above terms. It is understood that by mutual agreement service can begin prior to the signing of the formal documents.

                                          Yours truly,

                                          /s/ Paul A. Brown
                                          Paul A. Brown, M.D.
                                          Chairman
PAB/dmd

Agreed To:
- ----------

/s/
- ---------------------------------------
Name

Regional Director
- ---------------------------------------
Title

January 23, 1995
- ---------------------------------------
Date